UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OR The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            January 1, 2005
                                                 -------------------------------

                              Invacare Corporation
             (Exact name of registrant as specified in its charter)

Ohio                                  0-12938              95-2680965
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(State or other jurisdiction of     (Commission    (IRS Employer Identification)
incorporation or organization)     File Number No)

            One Invacare Way, P.O. Box 4028, Elyria, Ohio              44036
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             (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code        (440) 329-6000
                                                  ------------------------------

________________________________________________________________________________

(Former name, former address and former fiscal year, if change since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

In order to address the requirements of the recently enacted American Jobs Creation Act of 2004 (the "Act"), Invacare Corporation (the "Company"), effective January 1, 2005, has frozen the Invacare Corporation 401(k) Plus Benefit Equalization Plan (the "401(k) Plus Plan") and will not permit further deferrals and contributions to the 401(k) Plus Plan for compensation earned after December 31, 2004. All of the earned and vested benefits of the participants in the 401(k) Plus Plan as of December 31, 2004 will be preserved under the existing 401(k) Plus Plan provisions.

In conjunction with the foregoing, a new Invacare Corporation Deferred Compensation Plus Plan (the "Deferred Compensation Plus Plan") has been established, effective January 1, 2005. The nonvested benefits of participants in the 401(k) Plus Plan as of December 31, 2004, which are subject to the Act's requirements, will be transferred to the Deferred Compensation Plus Plan. In addition, the Deferred Compensation Plus Plan allows a certain select group of employees of the Company to defer all or any portion of the employee's annual cash bonus compensation and up to 50% of the employee's salary and/or commissions earned on or after January 1, 2005 to the Plan. The Company provides a matching contribution on amounts deferred, as well as a quarterly contribution for the benefit of eligible employees. Employee deferrals and Company contributions for the benefit of each employee are credited with earnings, gains or losses based on the performance of investment funds selected by the employee. These funds generally are the same funds offered for investment under the Invacare Retirement Savings Plan. Distributions under the Deferred Compensation Plus Plan may be made only upon termination of the employee's employment, death, disability or hardship, at certain times specified by the employee at the time of deferral in accordance with the terms of the Plan, or, if permitted by applicable law, upon a change in control of the Company. Elections to participate in the Deferred Compensation Plus Plan must be made by the employee in accordance with the requirements of the Plan and applicable law.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               INVACARE CORPORATION


                           By:/s/ Gregory C. Thompson
                              -----------------------------------------
                              Gregory C. Thompson
                              Senior Vice President and Chief Financial Officer
                             (Principal Financial and Accounting Officer)



Date:  January 6, 2005